UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 19, 2010 (February 17, 2010)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On February 17, 2010, Alan M. Muney, M.D., who is one of our directors, notified us that he intended to resign from our board of directors effective February 28, 2010.  Dr. Muney is one of the representatives on our board of directors designated by our principal equity sponsor, The Blackstone Group, pursuant to the terms of the Amended and Restated Limited Liability Company Operating Agreement dated as of September 23, 2004, concerning our parent company, VHS Holdings LLC. Dr.  Muney has also resigned as an Executive Director in Blackstone’s Private Equity Group effective February 28, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   February 19, 2010                              VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President, General Counsel
                                                                               & Secretary